Events after the reporting period	9 Months Ended
Sep. 30, 2022
Events after the reporting period [Abstract]
Events after the reporting period
13. Events after the reporting period

On November 8, 2022, the Group entered into the Pharmakon Loan Agreement, providing for term loans to the Group in an aggregate principal amount of up to $100 million to be funded in two tranches. The first tranche, in the amount of $50 million, bears interest at a fixed rate of 9.75% and will mature in 6 years of draw. The Group used the proceeds from the first tranche, together with cash on hand, to repay in full the Group's existing $50 million loan from Oxford Finance and thereafter no further amounts may be borrowed pursuant to the loan agreement with Oxford Finance. The second tranche, consisting of one or two term loan(s) in an aggregate principal amount of up to $50 million (with a minimum draw of $25 million), is available until June 30, 2024 and may be advanced at the Group's election and, if and when drawn, is intended to be used to support the continued development and commercialization of the Company's pipeline and for other general purposes.

On November 7, 2022, the Group and Medison Pharma Ltd (“Medison”) amended their exclusive distribution agreement from September 2021. Under the agreement, Medison will obtain all required marketing authorizations not currently obtained to date, market and distribute KIMMTRAK in Canada, Australia, New Zealand, Israel, Central and Eastern Europe, and, following the amendment, South and Central America, and the Caribbean. Under the distribution agreement, Medison is responsible for regulatory, sales and marketing, and distribution channel costs, and it receives a portion of net sales. Additionally, under the amended distribution agreement, Medison will pay the Group a non-refundable upfront fee of $5 million which the Group expects to receive in the three months ended December 31, 2022.